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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002


                               MAXWORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                 000-49906            46-0487484
--------------------------------      -------------       ----------------
(State or other jurisdiction          (Commission         (IRS Employer
of incorporation or organization)     File Number)        Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                                90292
--------------------------------------------       --------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200



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Item 5.               Other Events.

               Press Release

               On August 13, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.



Exhibits
--------

Document Description                                               Exhibit No.
--------------------                                               -----------

Registrant's Press Release dated August 13, 2002                       99.1


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2002                             MAXWORLDWIDE, INC.
                                            a Delaware corporation


                                            By: /s/ Peter M. Huie
                                               -----------------------------
                                            Peter M. Huie, General Counsel, Vice
                                            President, Secretary


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                                  EXHIBIT INDEX

Document Description                                               Exhibit No.
--------------------                                               -----------

Registrant's Press Release dated August 13, 2002                       99.1


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